EXECUTION VERSION

SECOND SENIOR NOTES SUPPLEMENTAL INDENTURE (this “Senior Notes Supplemental Indenture”) dated as of June 30, 2017 among REYNOLDS GROUP ISSUER LLC, a Delaware limited liability company (the “US Issuer I”), REYNOLDS GROUP ISSUER INC., a Delaware corporation (the “US Issuer II”), REYNOLDS GROUP ISSUER (LUXEMBOURG) S.A., a Luxembourg société anonyme (a public limited liability company) having its registered office at 6C, rue Gabriel Lippmann, L-5365 Munsbach, Grand Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies under number B 148957 (the “Luxembourg Issuer” and, together with the US Issuer I and the US Issuer II, the “Issuers”), BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) I S.A., a Luxembourg société anonyme (a public limited liability company) having its registered office at 6C, rue Gabriel Lippmann, L-5365 Munsbach, Grand Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies under number B 128592 (“BP I”) and THE BANK OF NEW YORK MELLON, as trustee (the “Trustee”), principal paying agent, registrar and transfer agent to the indenture dated as of June 27, 2016, as amended or supplemented (the “Senior Notes Indenture”), in respect of the issuance of an aggregate principal amount of $800,000,000 of 7.000% Senior Notes due 2024 (the “Senior Notes”).
W I T N E S S E T H :
WHEREAS, on or prior to the date hereof, all of the equity interests in Beverage Packaging Holdings (Luxembourg) II S.A. (“BP II”) have been sold by Reynolds Group Holdings Limited to BP I;
WHEREAS it is intended that BP II shall be liquidated;
WHEREAS Section 5.01(a) of the Senior Notes Indenture sets forth certain conditions to, among other things, the winding up by BP II into any other Person;
WHEREAS pursuant to Section 9.01(a)(iii) of the Senior Notes Indenture, the Trustee, BP I and the Issuers are authorized to execute and deliver this Senior Notes Supplemental Indenture in order to comply with Article V of the Senior Notes Indenture;
Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to them in the Senior Notes Indenture.
NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
i.Assumption of Obligations. Pursuant to Section 5.01(a)(ii) of the Senior Notes Indenture, BP I hereby assumes all the obligations of BP II under the Senior Notes Indenture, the Senior Note Guarantee, the First Lien Intercreditor Agreement and the applicable Security Documents.
ii.Confirmation of Guarantee. Pursuant to Section 5.01(a)(v), each of the Issuers and each Senior Note Guarantor hereby confirms that its obligations under the Senior Notes Indenture, the Senior Notes, the Senior Note Guarantees, the First Lien Intercreditor Agreement and the Security Documents, as applicable, shall apply to the obligations of BP I under the Senior Notes Indenture, the Senior Notes and the Senior Note Guarantees assumed hereunder.
iii.Release and Discharge of Obligations. Pursuant to Section 5.01(a) of the Senior Notes Indenture, upon the effectiveness of this Supplemental Indenture, BP II is automatically released and discharged from its obligations under its Senior Note Guarantee and the Senior Notes Indenture.
iv.Ratification of Senior Notes Indenture; Senior Notes Supplemental Indenture Part of Senior Notes Indenture. Except as expressly amended hereby, the Senior Notes Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Senior Notes Supplemental Indenture shall form a part of the Senior Notes Indenture for all purposes, and every holder of a Senior Note heretofore or hereafter authenticated and delivered shall be bound hereby.
v.Governing Law. THIS SENIOR NOTES SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
vi.Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Senior Notes Supplemental Indenture.
vii.Indemnity. (a) The Issuers and BP I, subject to Section 10.08 of the Senior Notes Indenture, jointly and severally, shall indemnify the Trustee and each Agent (which in each case, for purposes of this Section, shall include its officers, directors, employees, agents and counsel) against any and all loss, liability, claim, taxes, costs, damage or expense (including properly incurred attorneys’ fees and expenses) incurred by or in connection with the entry into this Senior Notes Supplemental Indenture and the performance of its duties hereunder, including the costs and expenses of enforcing this Senior Notes Supplemental Indenture against the Issuers or BP I (including this Section) and defending itself against or investigating any claim (whether asserted by the Issuers, BP I, any Holder or any other Person). The obligation to pay such amounts shall survive the payment in full or defeasance of the Senior Notes or the removal or resignation of the Trustee or the applicable Agent. The Trustee or the applicable Agent shall notify the Issuers of any claim for which it may seek indemnity promptly upon obtaining actual knowledge thereof; provided, however, that any failure so to notify the Issuers shall not relieve any of the Issuers or BP I executing this Senior Notes Supplemental Indenture of its indemnity obligations hereunder. The Issuers shall defend the claim and the indemnified party shall provide reasonable cooperation at the Issuers’ expense in the defense. Such indemnified parties may have separate counsel and the Issuers and BP I, as applicable, shall pay the fees and expenses of such counsel. The Issuers need not reimburse any expense or indemnify against any loss, liability or expense incurred by an indemnified party solely through such party’s own willful misconduct, negligence or bad faith.
(b) To secure the payment obligations of the Issuers and BP I in this Section, the Trustee shall have a Lien prior to the Senior Notes on all money or property held or collected by the Trustee other than money or property held to pay principal of and interest on the Senior Notes.
viii.Duplicate Originals. The parties may sign any number of copies of this Senior Notes Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.
ix.Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction thereof.
x.No Adverse Interpretation of Other Agreements. This Senior Notes Supplemental Indenture may not be used to interpret another indenture, loan or debt agreement of the Issuers, BP I, BP II, RGHL or any of their Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Senior Notes Supplemental Indenture.
xi.No Recourse Against Others. No director, officer, employee, manager, incorporator or holder of any Equity Interests in BP I, BP II or any Issuer or any direct or indirect parent corporation will have any liability for any obligations of the Issuers or Senior Note Guarantors under the Senior Notes, this Senior Notes Supplemental Indenture, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each holder of Senior Notes by accepting a Senior Note waives and releases all such liability. The waiver may not be effective to waive liabilities under the federal securities laws.
xii.Successors and Assigns. All covenants and agreements of the Issuers and BP I in this Senior Notes Supplemental Indenture and the Senior Notes shall bind their respective successors and assigns. All agreements of the Trustee in this Senior Notes Supplemental Indenture shall bind its successors and assigns.
xiii.Severability. In case any one or more of the provisions contained in this Senior Notes Supplemental Indenture or the Senior Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Senior Notes Supplemental Indenture or the Senior Notes.
xiv.Notices. Any order, consent, notice or communication shall be sufficiently given if in writing and delivered in person or mailed by first class mail, postage prepaid, addressed as follows:
If to any of the Issuers:

1900 West Field Court
Lake Forest, IL 60045
Attention of Joseph E. Doyle
Group Legal Counsel
Fax: 847-482-4589
JDoyle@pactiv.com

If to the Trustee, Principal Paying Agent, Transfer Agent or Registrar:

The Bank of New York Mellon
101 Barclay Street 7-E
New York, NY 10286
Attn: International Corporate Trust
Fax: (212) 815-5366
lesley.daley@bnymellon.com

xv.Amendments and Modification. This Senior Notes Supplemental Indenture may be amended, modified, or supplemented only as permitted by the Senior Notes Indenture and by written agreement of each of the parties hereto.
(1)
IN WITNESS WHEREOF, the parties hereto have caused this supplemental indenture to be duly executed as of the date first above written.

REYNOLDS GROUP ISSUER LLC
By

Name: Helen Dorothy Golding
Title: Assistant Secretary

REYNOLDS GROUP ISSUER INC.
By

Name: Helen Dorothy Golding
Title: Assistant Secretary

REYNOLDS GROUP ISSUER (LUXEMBOURG) S.A.
By

Name: Helen Dorothy Golding
Title: Authorised Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) I S.A.
By

Name: Helen Dorothy Golding
Title: Authorised Signatory

Canada

EVERGREEN PACKAGING CANADA LIMITED
By

Name: John C. Pekar
Title: Secretary and Vice President

PACTIV CANADA INC.
By

Name: Helen Dorothy Golding
Title: Vice President

REYNOLDS CONSUMER PRODUCTS CANADA INC.
By

Name: Joseph E. Doyle
Title: Assistant Secretary

Luxembourg

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) III S.À R.L., a private limited liability company (société à responsabilité limitée) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 128.135 and having a share capital of EUR 404,969,325

By

Name: Helen Dorothy Golding
Title: Authorised Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) IV S.À R.L., a private limited liability company (société à responsabilité limitée) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 165957 and having a share capital of EUR 12,500

By

Name: Helen Dorothy Golding
Title: Authorised Signatory
Luxembourg

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) V S.A., a public limited liability company (société anonyme) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 173,603

By

Name: Helen Dorothy Golding
Title: Authorised Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) VI S.À R.L., a private limited liability company (société à responsabilité limitée) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 173,602 and with a share capital of EUR 55,012,500

By

Name: Helen Dorothy Golding
Title: Authorised Signatory

Luxembourg

EVERGREEN PACKAGING (LUXEMBOURG) S.À R.L., a private limited liability company (société à responsabilité limitée) with registered office at 6c, rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 152.662 and having a share capital of EUR 12,500

By

Name: Helen Dorothy Golding
Title: Authorised Signatory

The Netherlands

CLOSURE SYSTEMS INTERNATIONAL B.V.
By

Name: Helen Dorothy Golding
Title: Authorised Signatory

EVERGREEN PACKAGING INTERNATIONAL B.V.
By

Name: Helen Dorothy Golding
Title: Authorised Signatory

REYNOLDS PACKAGING INTERNATIONAL B.V.
By

Name: Helen Dorothy Golding
Title: Authorised Signatory
New Zealand

BEVERAGE PACKAGING (NEW ZEALAND) LIMITED
By

Name: Helen Dorothy Golding
Title: Authorised Signatory

and witnessed by

Name:
Address:
Occupation:

REYNOLDS GROUP HOLDINGS LIMITED
By

Name: Helen Dorothy Golding
Title: Authorised Signatory

and witnessed by

Name:
Address:
Occupation:

United States

BAKER’S CHOICE PRODUCTS, INC.
By

Name: Helen Dorothy Golding
Title: Assistant Secretary

BCP/GRAHAM HOLDINGS L.L.C.
By

Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

BLUE RIDGE HOLDING CORP.
By

Name: John C. Pekar
Title: Secretary and Vice President

BRPP, LLC. BY: BLUE RIDGE PAPER PRODUCTS INC., AS MANAGER OF BRPP, LLC
By

Name: John C. Pekar
Title: Secretary and Vice President

BLUE RIDGE PAPER PRODUCTS INC.
By

Name: John C. Pekar
Title: Secretary and Vice President

United States

CLOSURE SYSTEMS INTERNATIONAL AMERICAS, INC.
By

Name: Tracy Reeves
Title: Secretary and Vice President

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS LLC
By:

Name: Tracy Reeves
Title: Secretary and Vice President

CLOSURE SYSTEMS INTERNATIONAL INC.
By

Name: Tracy Reeves
Title: Secretary and Vice President

CLOSURE SYSTEMS INTERNATIONAL PACKAGING MACHINERY INC.
By

Name: Tracy Reeves
Title: Vice President and Secretary

CLOSURE SYSTEMS MEXICO HOLDINGS LLC
By

Name: Tracy Reeves
Title: Secretary and Vice President

United States

CSI MEXICO LLC
By

Name: Tracy Reeves
Title: Secretary and Vice President

CSI SALES & TECHNICAL SERVICES INC.
By

Name: Tracy Reeves
Title: Secretary and Vice President

EVERGREEN PACKAGING INC.
By

Name: John C. Pekar
Title: Secretary and Vice President

GEC PACKAGING TECHNOLOGIES LLC
By

Name: Joseph E. Doyle
Title: Secretary

GPC HOLDINGS LLC
By

Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

United States

GPC OPCO GP LLC
By

Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

GPC SUB GP LLC
By

Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

GRAHAM PACKAGING ACQUISITION CORP.
By

Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

GRAHAM PACKAGING COMPANY INC.
By

Name: Mark Lightfoot
Title: Secretary and Vice President

GRAHAM PACKAGING COMPANY, L.P.
By: GPC OPCO GP L.L.C., its general partner

Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

United States

GRAHAM PACKAGING HOLDINGS COMPANY
By: BCP/Graham Holdings L.L.C., its general partner

Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

GRAHAM PACKAGING PET TECHNOLOGIES INC.
By

Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

GRAHAM PACKAGING PLASTIC PRODUCTS INC.
By

Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

GRAHAM PACKAGING PX COMPANY
By

Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

United States

GRAHAM PACKAGING PX HOLDING CORPORATION
By

Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

GRAHAM PACKAGING PX, LLC
By

Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

PACTIV INTERNATIONAL HOLDINGS INC.
By

Name: Helen Dorothy Golding
Title: Vice President

PACTIV LLC
By

Name: Helen Dorothy Golding
Title: Vice President

PACTIV MANAGEMENT COMPANY LLC
By

Name: Helen Dorothy Golding
Title: Vice President

United States

PACTIV PACKAGING INC.
By

Name: Joseph E. Doyle
Title: Assistant Secretary

PCA WEST INC.
By

Name: Helen Dorothy Golding
Title: Vice President

RENPAC HOLDINGS INC.
By

Name: Helen Dorothy Golding
Title: Secretary

REYNOLDS CONSUMER PRODUCTS HOLDINGS LLC
By:

Name: Helen Dorothy Golding
Title: Secretary and Vice President

REYNOLDS CONSUMER PRODUCTS LLC
By:

Name: Helen Dorothy Golding
Title: Assistant Secretary

United States

REYNOLDS GROUP HOLDINGS INC.
By:

Name: Helen Dorothy Golding
Title: Secretary

REYNOLDS MANUFACTURING, INC.
By

Name: Helen Dorothy Golding
Title: Secretary

REYNOLDS PRESTO PRODUCTS INC.
By

Name: Helen Dorothy Golding
Title: Assistant Secretary

REYNOLDS SERVICES INC.
By

Name: Helen Dorothy Golding
Title: Secretary

SOUTHERN PLASTICS, INC.
By

Name: Tracy Reeves
Title: Secretary and Vice President

United States

TRANS WESTERN POLYMERS, INC.
By

Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

THE BANK OF NEW YORK MELLON, as Trustee, Principal Paying Agent, Transfer Agent and Registrar

By:
Name:
Title: